UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250

FOSTER CITY, CALIFORNIA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Geron Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders in a virtual meeting format, pursuant to notice duly given (the “2023 Annual Meeting”).

2018 Equity Incentive Plan Amendments

At the 2023 Annual Meeting, the Company’s stockholders approved amendments to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to, among other items (i) increase the shares issuable thereunder by 43,360,000 shares of the Company’s common stock, (ii) modify the fungible plan design, and (iii) establish 171,000,000 shares as the maximum number of shares that may be subject to awards granted in the form of “incentive stock options” as defined in Section 422 of the Code.

A more detailed summary of the material features of the 2018 Plan, as amended, including the terms of stock option grants thereunder, is set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting filed with the United States Securities and Exchange Commission on April 12, 2023 (the “2023 Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, as amended, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 675,000,000 to 1,350,000,000 shares. The increase in the authorized number of shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 31, 2023 and was effective as of such date. The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Only stockholders of record as of the close of business on April 6, 2023, the record date for the 2023 Annual Meeting, were entitled to vote at the 2023 Annual Meeting. As of April 6, 2023, 508,731,846 shares of common stock of the Company were outstanding and entitled to vote at the 2023 Annual Meeting, of which 393,348,404 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the 2023 Annual Meeting are as follows:

(a)
Proposal 1. Each of the two (2) nominees to hold office as Class III members of the Board of Directors to serve for a three-year term expiring at the Company’s 2026 annual meeting of stockholders were elected based upon the following votes:

Name of Director Nominee	Votes In Favor	Votes Withheld	Broker Non-Votes
V. Bryan Lawlis	287,975,430	25,027,797	80,345,177
Susan M. Molineaux	245,618,904	67,384,323	80,345,177

(b)
Proposal 2. The amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 675,000,000 to 1,350,000,000 shares hereby was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
289,421,270	23,154,706	427,251	80,345,177

(c)
Proposal 3. The amendments to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of Common Stock issuable thereunder by 43,360,000 shares and modify the fungible plan design were approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,362,072	30,179,338	1,461,817	80,345,177

(d)
Proposal 4. The non-binding advisory vote on the preferred frequency of holding future advisory votes on executive compensation selected Every One Year based upon the following votes:

Every One Year	Every Two Years	Every Three Years	Abstentions
301,573,387	1,471,320	5,369,217	4,589,303

In light of the vote of the stockholders on this proposal and consistent with the Board’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

(e)
Proposal 5. The non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
288,241,915	22,529,801	2,231,511	80,345,177

(f)
Proposal 6. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
388,960,314	3,261,710	1,126,380	N/A

Item 8.01 Other Events.

Lead Independent Director Appointment

Effective May 31, 2023, Elizabeth G. O'Farrell became our Lead Independent Director. As previously disclosed, effective May 31, 2023, Karin Eastham, a Class III member of the Board, former Lead Independent Director, and a member of the Audit Committee and Compensation Committee of the Board, retired after 14 years of service to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation
10.1	2018 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	June 2, 2023	By:	/s/ Stephen Rosenfield
		Name:	Stephen Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary